Exhibit 10.27

GUARANTY AND SURETYSHIP AGREEMENT

THIS GUARANTY AND SURETYSHIP AGREEMENT (this “Agreement”) made as of the 19th day of December, 2006, by and among the domestic subsidiaries of VERTICALNET, INC., each designated as “Guarantors” on the signature lines hereto (together with their successors and permitted assigns and any other person or entity that becomes a Guarantor hereunder pursuant to Section 5 hereof, jointly and severally, the “Guarantors” or, individually, a “Guarantor”), in favor of RADCLIFFE SPC, LTD. FOR AND ON BEHALF OF THE CLASS A CONVERTIBLE CROSSOVER SEGREGATED PORTFOLIO (together with its successors and assigns, the “Noteholder”). Capitalized terms used herein but not otherwise defined shall have the same meaning ascribed to them in the Purchase Agreement (as defined below).

WHEREAS, Verticalnet, Inc., a Pennsylvania corporation (together with its successors and permitted assigns, the “Borrower”), has issued a promissory note to the Noteholder (the “Note”) pursuant to a Note Purchase Agreement, dated as of May 15, 2006 (the “Purchase Agreement”), by and among the Borrower and the Noteholder; and

WHEREAS, to induce the Noteholder to enter into the Purchase Agreement and as set forth in Section 14(g) of the Note, the Borrower agreed to cause the Guarantors to execute and deliver this Agreement for the benefit of the Noteholder.

Accordingly, each Guarantor, intending to be legally bound, hereby agrees with the Noteholder as follows.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Guaranty and Suretyship.

1.1 Guaranty of Payment. The Guarantors hereby jointly and severally agree to act as surety for the Guaranteed Obligations (as defined in Section 1.2 below), and irrevocably and unconditionally guaranty to the Noteholder that the Guaranteed Obligations shall be paid in full when due and payable, whether at the stated or accelerated maturity thereof or upon any mandatory or voluntary prepayment or otherwise.

1.2 Definition of “Guaranteed Obligations”. For purposes of this Agreement, the term “Guaranteed Obligations” shall mean any obligations under the Note but in any event, shall include, without limitation, any amounts due from time to time in respect of (a) principal and interest thereon under the Note and (b) fees or other amounts payable under the Note. Notwithstanding the definition of “Guaranteed Obligations” herein, the liability of each Guarantor hereunder is limited to an amount equal to (x) the amount that would render this guaranty void, voidable or unenforceable against such Guarantor’s creditors or creditors’ representatives under any applicable fraudulent conveyance, fraudulent transfer or similar act or under Section 544 or 548 of the Bankruptcy Code of 1978, as amended, minus (y) $1.00 (one U.S. Dollar).

1.3 Obligations of Guarantors Absolute, Etc. The obligations of the Guarantors hereunder shall be absolute and unconditional. Each Guarantor, jointly and severally, guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the agreement, instrument or document giving rise to such Guaranteed Obligations, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any such terms or the rights of the Noteholder with respect thereto. The liability of the Guarantors hereunder shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any Transaction Document;

(b) any change in the time, manner or place of payment of the Guaranteed Obligations;

(c) any amendment or modification of or supplement to the Transaction Documents (including, without limitation, any amendment which would increase the amount of the Guaranteed Obligations), or any furnishing or acceptance of any security, or any release of any security or the release of any Person’s obligations (including without limitation, any Guarantor, the Borrower or any pledgor), with respect to the Guaranteed Obligations;

(d) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such instrument, document or agreement or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of any such instrument;

(e) any counterclaim, setoff, recoupment or defense based upon any claim any Guarantor, the Borrower or any pledgor may have against the Noteholder;

(f) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, any Affiliate of the Borrower or any Guarantor or their respective properties or creditors;

(g) any invalidity or unenforceability, in whole or in part, of any term hereof or of the Transaction Documents;

(h) any failure on the part of the Borrower or any Affiliate or any Person that may have been an Affiliate for any reason to perform or comply with any term of the Transaction Documents; or

(i) any other occurrence whatsoever, whether similar or dissimilar to the foregoing.

1.4 Continuing Guaranty. This guaranty and suretyship is an absolute, unconditional, present and continuing guaranty and suretyship of payment and is in no way conditional or contingent; it shall remain in full force and effect until terminated pursuant to Section 7 below.

1.5 Joint and Several Liability. Each and every representation, warranty, covenant and agreement made by the Guarantors, or any of them, under this Agreement shall be and constitute joint and several obligations of all of the Guarantors, whether or not so expressly stated herein.

1.6 Waivers. Each Guarantor hereby waives, to the fullest extent permitted by applicable law, (a) all presentments, demands for performance, notice of non-performance, protests, notices of protests and notices of dishonor in connection with the Guaranteed Obligations or any agreement relating thereto; (b) notice of acceptance of this Agreement; (c) any requirement of diligence or promptness on the part of the Noteholder in the enforcement of its rights hereunder or under the Transaction Documents; (d) any enforcement of any present or future agreement or instrument relating directly or indirectly to the Guaranteed Obligations; (e) notice of any of the matters referred to in subsection 1.3 hereof; (f) notices of every kind and description which may be required to be given by any statute or rule of law; and (g) any defense of any kind which it may now or hereafter have with respect to its liability under this Agreement to the fullest extent permitted by law. Without limiting the foregoing, the Noteholder shall not be required to make any demand upon, or to pursue or exhaust any rights or remedies against the Borrower, any other Guarantor or any other Person, or against the collateral security, for the Guaranteed Obligations. No failure on the part of the Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. Each Guarantor hereby agrees that it will not enforce or otherwise exercise or claim or assert any rights of subrogation or contribution against any Person with respect to the Guaranteed Obligations or any security therefor unless and until all the Guaranteed Obligations are paid in full.

2.	[Intentionally Omitted.]

3.	[Intentionally Omitted.]

4.	[Intentionally Omitted.]

5.	Additional Parties.

The Guarantors shall at all times constitute all of the direct and indirect Subsidiaries of Borrower, excluding any Subsidiary which is formed or incorporated in a jurisdiction other than a state of the United States, Puerto Rico or the United States Virgin Islands (such Subsidiary, a “Foreign Subsidiary”). Any Person which becomes such a Subsidiary after the date hereof (excluding any Foreign Subsidiary) shall become a Guarantor hereunder, and the Borrower shall cause such Person to signify its acceptance of the terms hereof by execution and delivery to the Noteholder of one or more counterparts of the Joinder hereto, appropriately dated.

6.	Right of Set-off.

Each Guarantor hereby pledges and gives to the Noteholder a lien and security interest for the amount of the Guaranteed Obligations upon and in the balance of any account maintained by such Guarantor with the Noteholder or any other liability of the Noteholder to such Guarantor.

7.	Termination of Guaranty.

7.1 Termination of Guaranty Obligations of All Guarantors. At such time as all the Guaranteed Obligations have been indefeasibly paid and/or performed in full, then the guaranty provided for herein and this Agreement shall terminate, provided, however, that the guaranty provided for herein shall be reinstated if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Noteholder upon the insolvency, bankruptcy or reorganization of the Borrower or any Guarantor or otherwise, all as though such payment had not been made.

7.2 Termination of Guaranty Obligations of Sold Guarantors. Effective upon the closing of a sale or other disposition by the Borrower or any Subsidiary of the Borrower of all the outstanding capital stock of, or all partnership interests or all other equity interests in, any of the Guarantors hereunder (any Guarantor being so sold is hereinafter the “Sold Guarantor”) in conformity with the provisions of the Purchase Agreement the obligations of that Sold Guarantor hereunder (including, without limitation, obligations under Section 9 below) shall terminate. However, all the obligations of the other Guarantors hereunder shall remain in full force and effect.

8.	Miscellaneous.

8.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (without giving effect to the choice of law provisions thereof).

8.2 Specific Performance. Each Guarantor hereby authorizes the Noteholder to demand specific performance of this Agreement at any time when the Borrower or such Guarantor shall have failed to comply with any provision hereof, and the Borrower and each Guarantor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor.

8.3 Acknowledgement of Terms of Note and Purchase Agreement; Relationship to Purchase Agreement. Each Guarantor hereby acknowledges receipt from the Borrower of a correct and complete copy of the Note and Purchase Agreement and consents to all of the provisions of the Note and the Purchase Agreement as in effect on the date of this Agreement and agrees that its consent is not required for any amendments, modifications, restatements or waivers of the Note and the Purchase Agreement or any of the provisions thereof. If any of the terms hereof are inconsistent with those of the Note and the Purchase Agreement (including, without limitation, any amendments, restatements, supplements and waivers that the Guarantors have been made aware of), those of the Note and the Purchase Agreement shall control.

8.4 Non-Exclusive Remedies. No remedy or right herein conferred upon, or reserved to the Noteholder is intended to be to the exclusion of any other remedy or right, but each and every such remedy or right shall be cumulative and shall be in addition to every other remedy or right given hereunder or under any other contract or under law.

8.5 Delay and Non-Waiver. No delay or omission by the Noteholder to exercise any remedy or right hereunder shall impair any such remedy or right or shall be construed to be a waiver of any Event of Default, or an acquiescence therein, nor shall it affect any subsequent Event of Default of the same or of a different nature.

8.6 Successors and Assigns. Except as otherwise provided in the Purchase Agreement, the Noteholder may assign or transfer this Agreement and any or all rights or obligations hereunder without the consent of the Borrower or any Guarantor and without prior notice. No Guarantor shall assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the Noteholder. The rights and privileges of the Noteholder under this Agreement shall inure to the benefit of their respective successors, assigns and participants. All promises, covenants and agreements of each Guarantor contained in this Agreement shall be binding upon personal representatives, heirs, successors and assigns of such Person. Notwithstanding the foregoing, if there shall become additional “Guarantors” or if there should be any assignment of any guaranty obligations by operation of law or in contravention of the terms of this Agreement or otherwise, then all covenants, agreements, representations and warranties made herein or pursuant hereto by or on behalf of the Guarantors shall bind the successors and assigns of the Guarantors and any such additional Guarantors, jointly and severally, together with the preexisting Guarantors whether or not such new or additional Guarantors execute the Joinder as set forth in Section 5.

8.7 Amendments and Waivers. This Agreement represents the entire agreement between the parties with respect to the transactions contemplated herein and, except as expressly provided herein, shall not be affected by reference to any other documents. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but such may be accomplished only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

8.8 Notices and Communications. Any notice contemplated herein or required or permitted to be given hereunder shall be made in the manner set forth in the Purchase Agreement and delivered at the addresses set forth on the signature pages to this Agreement, or to such other address as any party hereto may have last specified by written notice to the other party or parties.

8.9 Headings; Counterparts. Headings to this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, taken together, shall constitute one instrument. Delivery of a photocopy or telecopy of an executed counterpart of a signature page to this Agreement shall be as effective as delivery of a manually executed counterpart of such signature page.

8.10 Severability. If any of the provisions or terms of this Agreement shall for any reason be held to be invalid or unenforceable such invalidity or unenforceability shall not affect any of the other terms hereof, but this Agreement shall be construed as if such invalid or unenforceable term had never been contained herein. Any such invalidity or unenforceability in a particular jurisdiction shall not be deemed to render a provision invalid or unenforceable in any other jurisdiction. Without limiting the generality of the foregoing, any invalidity, illegality or unenforceability of any term or provision of this Agreement in any jurisdiction or as against any Guarantor shall not affect the validity, legality or enforceability of any other terms hereof or in any other jurisdiction or against any other Guarantor.

9.	Indemnification.

Each Guarantor, jointly and severally, shall indemnify, reimburse and hold harmless all Indemnitees from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from this Agreement or the guarantees provided herein except any such losses, claims, liabilities, damages, penalties, suits, costs and expenses which result from the gross negligence or willful misconduct of the Indemnitee as determined by a final nonappealable decision of a court of competent jurisdiction. This indemnification provision is in addition to, and not in limitation of, any other indemnification provision in any other Transaction Document.

10.	Jurisdiction; Waiver of Jury Trial.

For the purpose of any action that may be brought in connection with this Agreement, each Guarantor hereby consents to the jurisdiction and venue of the courts of the Commonwealth of Pennsylvania or of any federal court located in such state and waives personal service of any and all process upon it and consents that all such service of process be made by certified or registered mail directed to Guarantor at the address provided for in Section 8.8. Service so made shall be deemed to be completed upon actual receipt at the address specified in said section. Each Guarantor waives the right to contest the jurisdiction and venue of the courts located in the county of Philadelphia, Commonwealth of Pennsylvania on the ground of inconvenience or otherwise and, further, waives any right to bring any action or proceeding against the Noteholder in any court outside the county of Philadelphia, Commonwealth of Pennsylvania. The provisions of this Section shall not limit or otherwise affect the right of the Noteholder to institute and conduct an action in any other appropriate manner, jurisdiction or court.

NO PARTY TO THIS AGREEMENT, NOR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF THE FOREGOING SHALL SEEK A JURY TRIAL IN ANY PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT RELATING TO SUCH INDEBTEDNESS OR THE RELATIONSHIP BETWEEN OR AMONG SUCH PERSONS OR ANY OF THEM. NO SUCH PERSON WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.

EXCEPT AS PROHIBITED BY LAW, EACH PARTY HERETO WAIVES ANY RIGHTS IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. EACH PARTY TO THIS AGREEMENT (i) CERTIFIES THAT NEITHER THE NOTEHOLDER NOR ANY REPRESENTATIVE, OR ATTORNEY OF THE NOTEHOLDER N HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE NOTEHOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH OTHER TRANSACTION DOCUMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCLOSED TO THE PARTIES AND THE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

11.	CONFESSION OF JUDGMENT.

(a) THE FOLLOWING SETS FORTH A WARRANT OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST EACH GUARANTOR. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT, EACH GUARANTOR, FOLLOWING CONSULTATION WITH COUNSEL, AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY WAIVES ANY AND ALL RIGHTS SUCH GUARANTOR HAS, OR MAY HAVE, TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING BEFORE ENTRY OF JUDGMENT UNDER THE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE JURISDICTION SET FORTH IN SECTION 10.

(b) EACH GUARANTOR HEREBY EMPOWERS ANY CLERK, OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR SUCH GUARANTOR AFTER ANY EVENT OF DEFAULT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT HEREUNDER IN THE JURISDICTION SET FORTH IN SECTION 10 OR ELSEWHERE AND CONFESS JUDGMENT AGAINST SUCH GUARANTOR FOR ALL, OR ANY PART OF, THE GUARANTEED OBLIGATIONS, AND FOR SUCH PURPOSE THE ORIGINAL OR ANY PHOTOCOPY OF THIS AGREEMENT AND AN AFFIDAVIT OF THE NOTEHOLDER OR THE NOTEHOLDER’S COUNSEL AVERRING TO THE EVENT OF DEFAULT SHALL BE A GOOD AND SUFFICIENT WARRANT OF ATTORNEY. SUCH AUTHORIZATION SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME. EACH GUARANTOR HEREBY WAIVES ALL ERRORS AND RIGHTS OF APPEAL, AS WELL AS RIGHTS TO STAY OF EXECUTION AND EXEMPTION OF PROPERTY, IN ANY ACTION TO ENFORCE ITS LIABILITY HEREON.

IN WITNESS WHEREOF, the undersigned have executed this Guaranty and Suretyship Agreement on the date and year first above written.

VERT TECH LLC, a Delaware limited liability company

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

VERTICALNET INTERNATIONAL LLC, a Delaware limited liability company

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

VERTICALNET SOFTWARE, INC., a Delaware corporation

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

VERTICALNET EMPLOYEES I CORP.

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

VERTICALNET EMPLOYEES II CORP., a Delaware corporation

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

B2e CONTRACT MANAGEMENT, INC., a Delaware corporation

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

B2e SOURCING OPTIMIZATION, INC., a Delaware corporation

By:	/s/Christopher G. Kuhn
Name:	Christopher G. Kuhn
Title:	Secretary

Address for Notices for all Guarantors:

Verticalnet, Inc.
400 Chester Field Parkway
Malvern, PA 19355
Telephone: (610) 640-8030
Facsimile: (610) 240-9470
Attention: Legal

JOINDER

The undersigned acknowledges that it is a Guarantor under the Guaranty and Suretyship Agreement, dated as of December 19, 2006 made by and among Verticalnet, Inc. (the “Borrower”) and the subsidiaries of the Borrower designated as “Guarantors” on the signature lines thereto in favor of Radcliffe SPC, Ltd. For And On Behalf Of The Class A Convertible Crossover Segregated Portfolio, and hereby agrees to be bound by the foregoing Guaranty and Suretyship Agreement and to perform the covenants applicable to Guarantors contained or incorporated therein, and hereby confirms the accuracy of the representations and warranties made or incorporated therein insofar as such representation and warranties purportedly relate to the undersigned.

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